UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2023

Floor & Decor Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38070	27-3730271
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 Windy Ridge Parkway SE Atlanta, GA	30339
(Address of principal executive offices)	(Zip Code)

(404) 471-1634

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	FND	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described below, on May 10, 2023, at the annual meeting of stockholders (the “Annual Meeting”) of Floor & Decor Holdings, Inc. (the “Company”), the stockholders of the Company approved an amendment (the “Amendment”) to the Floor & Decor Holdings, Inc. 2017 Stock Incentive Plan (the “Plan”). Pursuant to the Amendment, the number of shares reserved for issuance was increased by 4,000,000 shares, such that the total number of shares reserved for issuance under the Plan is 9,000,000 shares. The Amendment and the Plan are described in Proposal 4 in the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting, which was filed with the United States Securities and Exchange Commission on March 21, 2023, and which is incorporated by reference herein.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07  Submission of Matters to a Vote of Security Holders.

Annual Meeting of Stockholders

On May 10, 2023, the Company held the Annual Meeting virtually.  The issued and outstanding shares of stock of the Company entitled to vote at the Annual Meeting consisted of the 106,380,829 shares of common stock outstanding on the record date, March 15, 2023.  The common stockholders of the Company voted on four matters at the Annual Meeting, all of which were approved.  The final voting results from the Annual Meeting as of May 10, 2023, as certified by the inspector of election, were as follows:

(1)	A proposal to elect six directors for one-year terms expiring at the 2024 Annual Meeting of Stockholders once their respective successors have been duly elected and qualified or until their earlier resignation or removal:

	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
Dwight James	90,158,647	4,089,428	34,357	5,713,468
Melissa Kersey	94,196,963	56,374	29,095	5,713,468
Peter M. Starrett	92,534,965	1,716,152	31,315	5,713,468
Thomas V. Taylor, Jr.	93,817,844	433,665	30,923	5,713,468
George Vincent West	93,530,539	629,463	122,430	5,713,468
Charles Young	86,387,930	7,863,489	31,013	5,713,468

(2)	A proposal to ratify the appointment of Ernst & Young LLP as independent auditors for the Company’s 2023 fiscal year:

FOR	AGAINST	ABSTAIN
99,785,576	203,574	6,750

(3)	A proposal to approve, by non-binding vote, the compensation paid to the Company’s named executive officers, as disclosed in these proxy materials (commonly known as a “say-on-pay” proposal):

FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
93,345,933	917,919	18,580	5,713,468

(4)	A proposal to approve an amendment to the Company’s 2017 Stock Incentive Plan to increase the number of shares reserved for issuance by 4,000,000 shares, such that the total number of shares reserved for issuance is 9,000,000 shares:

FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
93,319,978	938,772	23,682	5,713,468

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit Number	Description

10.1	Amendment No. 1 to the Floor & Decor Holdings, Inc. 2017 Stock Incentive Plan

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOOR & DECOR HOLDINGS, INC.

Date: May 12, 2023	By:	/s/ David V. Christopherson
	Name:	David V. Christopherson
	Title:	Executive Vice President, General Counsel, and Secretary